Exhibit 10.8

Dated October 6, 2021
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Performance Undertaking Provider

TWENTIETH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT

        US_ACTIVE-161458472.4

CONTENTS
Clause        Page

Exhibits
EXHIBIT A    Fifth Amended and Restated Receivables Transfer Agreement

i

THIS TWENTIETH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated October 6, 2021 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent; and
(7)    BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on May 26, 2016, as further amended on June 30, 2016, October 11, 2016, May 31, 2017, October 31, 2017, January 12, 2018, February 19, 2019, May 29, 2019, August 27, 2019, May 5, 2020, April 21, 2021 and May 17, 2021) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2

(Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Amendment Effective Date (as such term is defined in Section 9 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Exhibit A (Fifth Amended and Restated Receivables Transfer Agreement).
3.REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
5.FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
6.CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. on October 18, 2021 upon the Administrative Agent’s receipt of the following, duly executed by all parties thereto (the “Amendment Effective Date”):
(a)this Amendment; and
(b)the Reaffirmation of Performance Undertaking, dated on or about the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent.

7.NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
8.EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
9.GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
(b)Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
10.NO PROCEEDING; LIMITED RECOURSE
(a)Each of the parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 10, if ever and until such time as any

Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By:     /s/Sheila Razab-Sekh
Name: Sheila Razab-Sekh
Title: Proxy Holder A of Vistra B.V.

By:    /s/ Folkert Bergsma
Name: Folkert Bersma
Title: Proxy B of Vistra

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By:    /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director

By:    /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

BUNGE LIMITED, as Performance Undertaking Provider

By:    /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

By:    /s/ Rajat Gupta
Name: Raja Gupta
Title: Treasurer

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:     /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director

By:     /s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Proxyholder

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By:    /s/ Diederick Slotboom
Name: Diederick Slotboom
Title: Proxyholder, Intertrust Management BV (as director)

By:    /s/ Peter van der Linden
Name: Peter van der Linden
Title: Proxyholder, Intertrust Management BV (as director)

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By:    /s/ Marie-Laure LePont
Name: Marie-Laure Lepont
Title: Authorized Signatory

By:     /s/ Edouard Legrand
Name: Edouard Legrand
Title: Managing Director

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:    /s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Structurer

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:    /s/ Lenka Lyons
Name: Lenka Lyons
Title: Director

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]

EXHIBIT A

Fifth Amended and Restated Receivables Transfer Agreement

See attached.

[Signature Page to Twenieth Amendment to and Restatement of Receivables Transfer Agreement]